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                                                                    Exhibit 10.4


                              NEOWARE SYSTEMS, INC.
                           2004 EQUITY INCENTIVE PLAN

                     INCENTIVE STOCK OPTION AWARD AGREEMENT
                     --------------------------------------

         Neoware Systems, Inc. (the "Company") hereby grants to _____________ (the "Optionee") an option (the "Option") to purchase a total of _________ shares of the Company's Common Stock, at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Neoware Systems, Inc. 2004 Equity Incentive Plan (the "Plan") applicable to Incentive Stock Options, which terms and provisions are incorporated by reference herein. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings given to them in the Plan.

         1. NATURE OF THE OPTION. The Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         2. DATE OF GRANT. The Option is granted as of ________ __, 200_ (the "Date of Grant").

         3. TERM OF OPTION. The Option shall have a term of ten years from the Date of Grant and shall terminate at 5:00 p.m. on __________ __, 200_ unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.

         4. OPTION EXERCISE PRICE. The Option exercise price is $____ per Share.

         5. EXERCISE OF OPTION.

                  5.1 VESTING. Subject to Sections 6.7.4(b) and 12 of the Plan, and except as the Committee or the Board may accelerate the vesting of the Option in its sole discretion, the Option shall become vested and will become exercisable during its term only in accordance with the terms and provisions of the Plan and this Award Agreement, over a period of four years, with the Option becoming exercisable with respect to 25% of the shares subject to the Option on the first, second, third and fourth anniversaries, respectively, of the Date of Grant, until the Option is exercisable with respect to 100% of the shares; provided that, subject to Section 6.7.4(b) of the Plan, vesting shall cease upon the Optionee's termination of employment or other Service.

                  5.2 RIGHT TO EXERCISE. Subject to the vesting provisions of
Section 5.1 above and the termination provisions of Section 6.7 of the Plan, the Option may be exercised in whole or in part at any time and from time to time during the term of the Option. Any portion of the Option that is not vested is not exercisable. The unvested portion of the Option may not be exercised until it becomes vested in accordance with Section 5.1.



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                  5.3 METHOD OF EXERCISE. The Option shall be exercisable by written notice from the Optionee to the Company setting forth the Optionee's election to exercise the Option and the number of shares in respect of which the Option is being exercised. Such notice shall be signed by the Optionee, delivered to the Company in a manner consistent with Section 13.13 of the Plan, and accompanied by payment of the exercise price. The Option will be deemed to be exercised upon the receipt by the Company of such notice and payment of the exercise price. The Optionee shall have no right to vote or receive dividends and shall have no other rights as a stockholder with respect to the shares with respect to which the Option is exercised, notwithstanding the exercise of the Option, until the issuance by the Company (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing the shares that are being issued upon exercise of the Option. The Company will issue (or cause to be issued) such stock certificates promptly following the exercise of the Option. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall contain any legend as may be required under the Plan and/or applicable law.

                  5.4 RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representations and warranties to the Company as may be required by the Plan or any applicable law or regulation.

         6. NON-TRANSFERABILITY OF OPTION. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution. During the Optionee's lifetime, the Option is exercisable only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of the Option will be binding upon the executors, administrators and heirs of the Optionee.

         7. EARLY DISPOSITION OF STOCK. The Optionee hereby agrees that if the Optionee disposes of any Shares received under the Option within one year after such Shares are transferred to the Optionee or two years after the Date of Grant, the Optionee will notify the Company in writing within 30 days after the date of such disposition. The Optionee acknowledges that disposition of the Shares within the later of (a) one year after such Shares are transferred to the Optionee or (b) two years after the Date of Grant would disqualify the Option from treatment as an Incentive Stock Option.

         8 CONVERSION TO NON-QUALIFIED OPTION. Notwithstanding anything to the contrary set forth herein, the Option is being granted subject to the condition that, if any amendment or restatement of the Plan adopted prior to the Date of Grant for which stockholder approval is required for purposes of Section 422 of the Code is not approved by the stockholders of the Company within 365 days of the date on which the amendment or the restatement, as applicable, is adopted by the Board, then the Option shall automatically be converted into a non-qualified stock option.

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         9. WITHHOLDING. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of the Option or the sale or other disposition of the shares issued upon exercise of the Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, then upon the request of the Company, the Optionee (or such other person entitled to exercise the Option) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements the Company may incur as a result of the grant or exercise of the Option or the sale or other disposition of the shares issued upon the exercise of the Option. Unless otherwise determined by the Board, the minimum required withholding obligation arising in connection with the exercise of the Option may be settled with shares, including shares that would otherwise be payable to the Optionee in connection with the exercise of the Option.

         10. THE PLAN. This Award Agreement is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as it may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is attached hereto and a copy will be available for inspection during business hours by the Optionee or the persons entitled to exercise the Option at the Company's principal office.

         11. ENTIRE AGREEMENT. This Award Agreement, together with the Plan, represents the entire agreement between the parties.

         12. GOVERNING LAW. This Award Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to any conflicts of laws.

         13. AMENDMENT. Subject to the provisions of the Plan, this Award Agreement may only be amended by a writing signed by the Company and the Optionee.




                  IN WITNESS WHEREOF, this Award Agreement has been executed by the parties on this [date].

                                        NEOWARE SYSTEMS, INC.

                                        By:
                                            -----------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                               --------------------------------

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                        CERTIFICATION AND ACKNOWLEDGMENT
                              OF STOCK OPTION GRANT
                                      UNDER
                     NEOWARE SYSTEMS, INC. 2004 EQUITY PLAN
                     --------------------------------------

The Optionee hereby acknowledges receipt of the Stock Option Award Agreement dated [date] ("Agreement"), and the Neoware Systems, Inc. 2004 Equity Plan ("Plan"), a copy of which is attached to the Agreement, and certifies and represents that he or she has read and is familiar with the terms and provisions of the Agreement and Plan, and hereby accepts the Option subject to all of the terms and provisions of the Plan and Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee concerning the Plan.


                                        Signature:
                                                   ----------------------------


                                        Name:
                                              ---------------------------------


Date: ________________

Please return this certification to ___________ within 10 days of receipt.


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